                                                                   Exhibit 10.12


                                 LOAN AGREEMENT

     THIS AGREEMENT is made as of this 19 day of January, 2000, by and between SERVICEWARE, INC., a Pennsylvania corporation (the "Company") located in Oakmont, Pennsylvania, and Rajiv Enand, an individual residing at 526 Salem Heights Drive; Gibsonia, PA 15044 (the "Executive").

     WHEREAS, the Company and the Executive desire that the Company loan to the Executive the sum of $250,000 in accordance with the terms and conditions set forth herein;

     NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

                                   ARTICLE 1
                                      Loan
                                      ----

     1.1 The Company hereby loans to the Executive the sum of $250,000 (the "Principal Sum"). The Principal Sum, together with interest (the "Interest Amount") compounded semiannually at an interest rate ("Standard Rate") equal to 5.80%, which is the "applicable Federal rate" in effect under Section 1274(d) of the Internal Revenue Code of 1986, as amended, on the date of this Note, shall be repaid in a single installment on January 19, 2003 (the "Repayment Date"), subject to the provisions of Section 1.2.

                                   ARTICLE 2
                                Pledge of Shares
                                ----------------

     2.1 To secure the repayment of the Principal Sum and the Interest Amount, the Executive shall pledge to the Company any shares of the Common Stock of the Company, no par value, which may be acquired on or after the date hereof by the Executive (whether or not acquired using the proceeds of the loan made hereunder) (the "Pledged Shares"). Shares acquired by the Executive which are subject to restrictions on transfer ("Restricted Shares") shall be deemed Pledged Shares immediately upon the lapse of such restrictions. To perfect such security interest, the Executive shall deliver to the Company immediately upon receipt any stock certificates representing any Pledged Shares (or, with respect to Restricted Shares which were being held in escrow until the restrictions lapsed, the Executive shall direct that such Restricted Shares be delivered to the Company by the escrow agent immediately upon the lapse of the applicable restrictions). All stock certificates delivered by the Executive (or by such escrow agent) to the Company hereunder shall be accompanied by stock powers duly endorsed in blank and medallion signature guaranteed. Until such time, if any, that the Company forecloses on the Pledged Shares, the Executive shall be entitled to retain cash dividends and cash distributions (if any) in respect of, and any voting rights incident to, the Pledged Shares.

     2.2 The Executive acknowledges and agrees that the loan made hereunder is a full-recourse loan, and if the value of the Pledged Shares is not sufficient to repay the Principal Sum and the Interest Amount, the Executive shall be liable to the Company for the repayment in full on the Repayment Date of the Principal Sum and the Interest Amount.

     2.3 Each stock certificate evidencing Pledged Shares shall be held by the Company until the Principal Sum and the Interest Amount has been paid in full.

                                   ARTICLE 3
                                 Miscellaneous
                                 -------------

     3.1 This Agreement shall be binding upon and inure to the benefit of the heirs and representatives of the Executive and the successors and assigns of the Company. The Company shall require any successor (whether direct or indirect, by purchase, merger, reorganization, consolidation, acquisition of assets or stock, liquidation or otherwise), by agreement in form and substance reasonably satisfactory to Executive, expressly to assume and agree to perform this Agreement. Regardless whether such an agreement is executed, this Agreement shall be binding upon any successor of the Company.

     3.2 This Agreement contains the entire understanding between the parties hereto with respect to the subject matter set forth herein. This Agreement may be modified only by means of a written agreement signed by both parties.

     3.3 The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement.

     3.4 This Agreement may be executed in several counterparts each of which shall be deemed an original.

     3.5 The validity, interpretation, construction and performance of this Agreement shall be governed by the laws of the Commonwealth of Pennsylvania.

     3.6 All disputes and controversies arising out of or relating to this Loan Agreement, or any breach thereof, will be settled by arbitration administered by the American Arbitration Association in accordance with its Commercial Arbitration Rules then in effect. An arbitral award will be final and binding on both parties hereto and may be enforced by any court or judicial authority having competent jurisdiction over either party or its assets against whom the arbitral award is to be enforced.

     IN WITNESS WHEREOF, the parties have duly executed this Agreement.

SERVICEWARE, INC.                       EXECUTIVE

/s/ MARK TAPLING                        By:  /s/ RAJIV ENAND
------------------------                    -----------------------
Mark Tapling, President                 Rajiv Enand

                                 LOAN AGREEMENT

     THIS AGREEMENT is made as of this 29 day of February, 2000, by and between SERVICEWARE, INC., a Pennsylvania corporation (the "Company") located in Oakmont, Pennsylvania, and MARK TAPLING, an individual residing at 1559 MERION LANE; OAKMONT, PA 15139 (the "Executive").

     WHEREAS, the Company and the Executive desire that the Company loan to the Executive the sum of $750,000 in accordance with the terms and conditions set forth herein;

     NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

                                   ARTICLE 1

                                      Loan

     1.1 The Company hereby loans to the Executive the sum of $750,000 (the "Principal Sum"). The Principal Sum, together with interest (the "Interest Amount") compounded semiannually at an interest rate ("Standard Rate") equal to 6.11%, which is the "applicable Federal rate" in effect under Section 1274(d) of the Internal Revenue Code of 1986, as amended, on the date of this Note, shall be repaid in a single installment on FEBRUARY 29, 2003 (the "Repayment Date"), subject to the provisions of Section 1.2.

     1.2 In the event that, prior to the date which is thirty days before the Repayment Date, the Executive terminates his employment with the Company, or his employment is terminated by the Company, for any reason, then the Repayment Date shall be thirty days following the date of such termination.


                                   ARTICLE 2

                                Pledge of Shares


     2.1 To secure the repayment of the Principal Sum and the Interest Amount, the Executive shall pledge to the Company any shares of the Common Stock of the Company, no par value, which may be acquired on or after the date hereof by the Executive (whether or not acquired using the proceeds of the loan made hereunder) (the "Pledged Shares"). Shares acquired by the Executive which are subject to restrictions on transfer ("Restricted Shares") shall be deemed Pledged Shares immediately upon the lapse of such restrictions. To perfect such security interest, the Executive shall deliver to the Company immediately upon receipt any stock certificates representing any Pledged Shares (or, with respect to Restricted Shares which were being held in escrow until the restrictions lapsed, the Executive shall direct that such Restricted Shares be delivered to the Company by the escrow agent immediately upon the lapse of the applicable restrictions). All stock certificates delivered by the Executive (or by such escrow agent) to the Company hereunder shall be accompanied by stock powers duly endorsed in blank and medallion signature guaranteed. Until such time, if any, that the Company forecloses on the Pledged Shares, the Executive shall be entitled to retain cash dividends and cash distributions (if any) in respect of, and any voting rights incident to, the Pledged Shares.

     2.2 The Executive acknowledges and agrees that the loan made hereunder is a full-recourse loan, and if the value of the Pledged Shares is not sufficient to repay the Principal Sum and the Interest Amount, the Executive shall be liable to the Company for the repayment in full on the Repayment Date of the Principal Sum and the Interest Amount.

     2.3 Each stock certificate evidencing Pledged Shares shall be held by the Company until the Principal Sum and the Interest Amount has been paid in full.


                                   ARTICLE 3
                                 Miscellaneous

     3.1 This Agreement shall be binding upon and inure to the benefit of the heirs and representatives of the Executive and the successors and assigns of the Company. The Company shall require any successor (whether direct or indirect, by purchase, merger, reorganization, consolidation, acquisition of assets or stock, liquidation or otherwise), by agreement in form and substance reasonably satisfactory to Executive, expressly to assume and agree to perform this Agreement. Regardless whether such an agreement is executed, this Agreement shall be binding upon any successor of the Company.

     3.2 This Agreement contains the entire understanding between the parties hereto with respect to the subject matter set forth herein, but in no way supersedes the Severance Agreement. This Agreement may be modified only by means of a written agreement signed by both parties.

     3.3 The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement.

     3.4 This Agreement may be executed in several counterparts each of which shall be deemed an original.

     3.5 The validity, interpretation, construction and performance of this Agreement shall be governed by the laws of the Commonwealth of Pennsylvania.

     3.6 All disputes and controversies arising out of or relating to this Loan Agreement, or any breach thereof, will be settled by arbitration administered by the American Arbitration Association in accordance with its Commercial Arbitration Rules then in effect. An arbitral award will be final and binding on both parties hereto and may be enforced by any court or judicial authority having competent jurisdiction over either party or its assets against whom the arbitral award is to be enforced.


IN WITNESS WHEREOF, the parties have duly executed this Agreement.

SERVICEWARE, INC.                       EXECUTIVE



                                        By: /s/ Mark S. Tapling
__________________________                  ___________________
Rajiv Enand, Chairman                       Mark Tapling

                                 LOAN AGREEMENT

     THIS AGREEMENT is made as of this 31 day of January, 2000, by and between SERVICEWARE, INC., a Pennsylvania corporation (the "Company") located in Oakmont, Pennsylvania, and MARK TAPLING, an individual residing at 1559 MERION LANE; OAKMONT, PA 15139 (the "Executive").

     WHEREAS, the Company and the Executive desire that the Company loan to the Executive the sum of $137,500 in accordance with the terms and conditions set forth herein;

     NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

                                   ARTICLE 1
                                      Loan
     1.1 The Company hereby loans to the Executive the sum of $137,500 (the "Principal Sum"). The Principal Sum, together with interest (the "Interest Amount") compounded semiannually at an interest rate ("Standard Rate") equal to 5.80%, which is the "applicable Federal rate" in effect under Section 1274(d) of the Internal Revenue Code of 1986, as amended, on the date of this Note, shall be repaid in a single installment on JANUARY 31, 2003 (the "Repayment Date"), subject to the provisions of Section 1.2.

     1.2 In the event that, prior to the date which is thirty days before the Repayment Date, the Executive terminates his employment with the Company, or his employment is terminated by the Company, for any reason, then the Repayment Date shall be thirty days following the date of such termination.

                                   ARTICLE 2
                                Pledge of Shares

     2.1 To secure the repayment of the Principal Sum and the Interest Amount, the Executive shall pledge to the Company any shares of the Common Stock of the Company, no par value, which may be acquired on or after the date hereof by the Executive (whether or not acquired using the proceeds of the loan made hereunder)(the "Pledged Shares"). Shares acquired by the Executive which are subject to restrictions on transfer ("Restricted Shares") shall be deemed Pledged Shares immediately upon the lapse of such restrictions. To perfect such security interest, the Executive shall deliver to the Company immediately upon receipt any stock certificates representing any Pledged Shares (or, with respect to Restricted Shares which were being held in escrow until the restrictions lapsed, the Executive shall direct that such Restricted Shares be delivered to the Company by the escrow agent immediately upon the lapse of the applicable restrictions). All stock certificates delivered by the Executive (or by such escrow agent) to the Company hereunder shall be accompanied by stock powers duly endorsed in blank and medallion signature guaranteed. Until such time, if any, that the Company forecloses on the Pledged Shares, the Executive shall be entitled to retain cash dividends and cash distributions (if any) in respect of, and any voting rights incident to, the Pledged Shares.

     2.2 The Executive acknowledges and agrees that the loan made hereunder is a full-recourse loan, and if the value of the Pledged Shares is not sufficient to repay the Principal Sum and the Interest Amount, the Executive shall be liable to the Company for the repayment in full on the Repayment Date of the Principal Sum and the Interest Amount.

     2.3 Each stock certificate evidencing Pledged Shares shall be held by the Company until the Principal Sum and the Interest Amount has been paid in full.


                                   ARTICLE 3
                                 Miscellaneous

     3.1 This Agreement shall be binding upon and inure to the benefit of the heirs and representatives of the Executive and the successors and assigns of the Company. The Company shall require any successor (whether direct or indirect, by purchase, merger, reorganization, consolidation, acquisition of assets or stock, liquidation or otherwise), by agreement in form and substance reasonably satisfactory to Executive, expressly to assume and agree to perform this Agreement. Regardless whether such an agreement is executed, this Agreement shall be binding upon any successor of the Company.

     3.2 This Agreement contains the entire understanding between the parties hereto with respect to the subject matter set forth herein, but in no way supersedes the Severance Agreement. This Agreement may be modified only by means of a written agreement signed by both parties.

     3.3 The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement.

     3.4 This Agreement may be executed in several counterparts each of which shall be deemed an original.

     3.5 The validity, interpretation, construction and performance of this Agreement shall be governed by the laws of the Commonwealth of Pennsylvania.

     3.6 All disputes and controversies arising out of or relating to this Loan Agreement, or any breach thereof, will be settled by arbitration administered by the American Arbitration Association in accordance with its Commercial Arbitration Rules then in effect. An arbitral award will be final and binding on both parties hereto and may be enforced by any court or judicial authority having competent jurisdiction over either party or its assets against whom the arbitral award is to be enforced.


IN WITNESS WHEREOF, the parties have duly executed this Agreement.

SERVICEWARE, INC.                       EXECUTIVE



                                        By: /s/ Mark S. Tapling
__________________________                  ___________________
RAJIV ENAND, CHAIRMAN                       MARK TAPLING

                                 LOAN AGREEMENT

     THIS AGREEMENT is made as of this 31 day of January, 2000, by and between SERVICEWARE, INC., a Pennsylvania corporation (the "Company") located in Oakmont, Pennsylvania, and LOU VENEZIA, an individual residing at 11 CATTANO AVENUE, #323; MORRISTOWN, NJ 07960 (the "Executive").

     WHEREAS, the Company and the Executive desire that the Company loan to the Executive the sum of $119,790.00 in accordance with the terms and conditions set forth herein;

     NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

                                   ARTICLE 1
                                      Loan

     1.1 The Company hereby loans to the Executive the sum of $119,790.00 (the "Principal Sum"). The Principal Sum, together with interest (the "Interest Amount") compounded semiannually at an interest rate ("Standard Rate") equal to 5.80%, which is the "applicable Federal rate" in effect under Section 1274(d) of the Internal Revenue Code of 1986, as amended, on the date of this Note, shall be repaid in a single installment on JANUARY 31, 2003 (the "Repayment Date"), subject to the provisions of Section 1.2.

     1.2 In the event that, prior to the date which is thirty days before the Repayment Date, the Executive terminates his employment with the Company, or his employment is terminated by the Company, for any reason, then the Repayment Date shall be thirty days following the date of such termination.

                                   ARTICLE 2
                                Pledge of Shares

     2.1 To secure the repayment of the Principal Sum and the Interest Amount, the Executive shall pledge to the Company any shares of the Common Stock of the Company, no par value, which may be acquired on or after the date hereof by the Executive (whether or not acquired using the proceeds of the loan made hereunder)(the "Pledged Shares"). Shares acquired by the Executive which are subject to restrictions on transfer ("Restricted Shares") shall be deemed Pledged Shares immediately upon the lapse of such restrictions. To perfect such security interest, the Executive shall deliver to the Company immediately upon receipt any stock certificates representing any Pledged Shares (or, with respect to Restricted Shares which were being held in escrow until the restrictions lapsed, the Executive shall direct that such Restricted Shares be delivered to the Company by the escrow agent immediately upon the lapse of the applicable restrictions). All stock certificates delivered by the Executive (or by such escrow agent) to the Company hereunder shall be accompanied by stock powers duly endorsed in blank and medallion signature guaranteed. Until such time, if any, that the Company forecloses on the Pledged Shares, the Executive shall be entitled to retain cash dividends and cash distributions (if any) in respect of, and any voting rights incident to, the Pledged Shares.

     2.2 The Executive acknowledges and agrees that the loan made hereunder is a full-recourse loan, and if the value of the Pledged Shares is not sufficient to repay the Principal Sum and the Interest Amount, the Executive shall be liable to the Company for the repayment in full on the Repayment Date of the Principal Sum and the Interest Amount.

     2.3 Each stock certificate evidencing Pledged Shares shall be held by the Company until the Principal Sum and the Interest Amount has been paid in full.


                                   ARTICLE 3
                                 Miscellaneous
                                 -------------

     3.1 This Agreement shall be binding upon and inure to the benefit of the heirs and representatives of the Executive and the successors and assigns of the Company. The Company shall require any successor (whether direct or indirect, by purchase, merger, reorganization, consolidation, acquisition of assets or stock, liquidation or otherwise), by agreement in form and substance reasonably satisfactory to Executive, expressly to assume and agree to perform this Agreement. Regardless whether such an agreement is executed, this Agreement shall be binding upon any successor of the Company.

     3.2 This Agreement contains the entire understanding between the parties hereto with respect to the subject matter set forth herein, but in no way supersedes the Severance Agreement. This Agreement may be modified only by means of a written agreement signed by both parties.

     3.3 The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement.

     3.4 This Agreement may be executed in several counterparts each of which shall be deemed an original.

     3.5 The validity, interpretation, construction and performance of this Agreement shall be governed by the laws of the Commonwealth of Pennsylvania.

     3.6 All disputes and controversies arising out of or relating to this Loan Agreement, or any breach thereof, will be settled by arbitration administered by the American Arbitration Association in accordance with its Commercial Arbitration Rules then in effect. An arbitral award will be final and binding on both parties hereto and may be enforced by any court or judicial authority having competent jurisdiction over either party or its assets against whom the arbitral award is to be enforced.

IN WITNESS WHEREOF, the parties have duly executed this Agreement.

SERVICEWARE, INC.                           EXECUTIVE


/s/ Mark Tapling                          By: /s/ Lou Venezia
--------------------                      -------------------
Mark Tapling, President                   Lou Venezia

                                 LOAN AGREEMENT

     THIS AGREEMENT is made as of this 29 day of February, 2000, by and between SERVICEWARE, INC., a Pennsylvania corporation (the "Company") located in Oakmont, Pennsylvania, and RICHARD KOLOSKI, an individual residing at 17 OLDWOOD ROAD; MORRIS PLAINS, NJ 07950 (the "Executive").

     WHEREAS, the Company and the Executive desire that the Company loan to the Executive the sum of $37,500 in accordance with the terms and conditions set forth herein;

     NOW, THEREFORE, for good and valuable consideration,receipt of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:


                                   ARTICLE 1

                                      LOAN

     1.1 The Company hereby loans to the Executive the sum of $37,500 (the "Principal Sum"). The Principal Sum, together with interest (the "Interest Amount") compounded semiannually at an interest rate ("Standard Rate") equal to 6.11%, which is the "applicable Federal rate" in effect under Section 1274(d) of the Internal Revenue Code of 1986, as amended, on the date of this Note, shall be repaid in a single installment of FEBRUARY 29, 2003 (the "Repayment Date"), subject to the provisions of Section 1.2.

     1.2 In the event that, prior to the date which is thirty days before the Repayment Date, the Executive terminates his employment with the Company, or his employment is terminated by the Company, for any reason, then the Repayment Date shall be thirty days following the date of such termination.


                                   ARTICLE 2

                                PLEDGE OF SHARES

     2.1 To secure the repayment of the Principal Sum and the Interest Amount, the Executive shall pledge to the Company any shares of the Common Stock of the Company, no par value, which may be acquired on or after the date hereof by the Executive (whether or not acquired using the proceeds of the loan made hereunder) (the "Pledged Shares"). Shares acquired by the Executive which are subject to restrictions on transfer ("Restricted Shares") shall be deemed Pledged Shares immediately upon the lapse of such restrictions. To perfect such security interest, the Executive shall deliver to the Company immediately upon receipt any stock certificates representing any Pledged Shares (or, with respect to Restricted Shares which were being held in escrow until the restrictions lapsed, the Executive shall direct that such Restricted Shares be delivered to the Company by the escrow agent immediately upon the lapse of the applicable restrictions). All stock certificates delivered by the Executive (or by such escrow agent) to the Company hereunder shall be accompanied by stock powers duly endorsed in blank and medallion signature guaranteed. Until such time, if any, that the Company forecloses on the Pledged Shares, the Executive shall be entitled to retain cash dividends and cash distributions (if any) in respect of, and any voting rights incident to, the Pledged Shares.

     2.2 The Executive acknowledges and agrees that the loan made hereunder is a full-recourse loan, and if the value of the Pledged Shares is not sufficient to repay the Principal Sum and the Interest Amount, the Executive shall be liable to the Company for the repayment in full on the Repayment Date of the Principal Sum and Interest Amount.

     2.3 Each stock certificate evidencing Pledged Shares shall be held by the Company until the Principal Sum and the Interest Amount has been paid in full.

                                   ARTICLE 3
                                 Miscellaneous

     3.1 This Agreement shall be binding upon and inure to the benefit of the heirs and representatives of the Executive and the successors and assigns of the Company. The Company shall require any successor (whether direct or indirect, by purchase, merger, reorganization, consolidation, acquisition of assets or stock, liquidation or otherwise), by agreement in form and substance reasonably satisfactory to Executive, expressly to assume and agree to perform this Agreement. Regardless whether such an agreement is executed, this Agreement shall be binding upon any successor of the Company.

     3.2 This Agreement contains the entire understanding between the parties hereto with respect to the subject matter set forth herein, but in no way supersedes the Severance Agreement. This Agreement may be modified only by means of a written agreement signed by both parties.

     3.3 The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement.

     3.4 This Agreement may be executed in several counterparts each of which shall be deemed an original.

     3.5 The validity, interpretation, construction and performance of this Agreement shall be governed by the laws of the Commonwealth of Pennsylvania.

     3.6 All disputes and controversies arising out of or relating to this Loan Agreement, or any breach thereof, will be settled by arbitration administered by the American Arbitration Association in accordance with its Commercial Arbitration Rules then in effect. An arbitral award will be final and binding on both parties hereto and may be enforced by any court or judicial authority having competent jurisdiction over either party or its assets against whom the arbitral award is to be enforced.

IN WITNESS WHEREOF, the parties have duly executed this Agreement.

SERVICEWARE, INC.                       EXECUTIVE



/s/ Mark S. Tapling                     By: /s/  Richard Koloski
-----------------------                    ----------------------
Mark Tapling, President                 Richard Koloski

                                 LOAN AGREEMENT
                                 --------------

     THIS AGREEMENT is made as of this 31 day of January, 2000, by and between SERVICEWARE, INC., a Pennsylvania corporation (the "Company") located in Oakmont, Pennsylvania, and RICHARD KOLOSKI, an individual residing at 17 OLDWOOD ROAD; MORRIS PLAINS, NJ 07950 (the "Executive").

     WHEREAS, the Company and the Executive desire that the Company loan to the Executive the sum of $13,576.20 in accordance with the terms and conditions set forth herein;

     NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

                                   ARTICLE 1
                                      Loan
     1.1 The Company hereby loans to the Executive the sum of $13,576.20 (the "Principal Sum"). The Principal Sum, together with interest (the "Interest Amount") compounded semiannually at an interest rate ("Standard Rate") equal to 5.80%, which is the "applicable Federal rate" in effect under Section 1274(d) of the Internal Revenue Code of 1986, as amended on the date of this Note, shall be repaid in a single installment on JANUARY 31, 2003 (the ""Repayment Date"), subject to the provisions of Section 1.2.

     1.2 In the event that, prior to the date which is thirty days before the Repayment Date, the Executive terminates his employment with the Company, or his employment is terminated by the Company, for any reason, then the Repayment Date shall be thirty days following the date of such termination.

                                   ARTICLE 2
                                Pledge of Shares
     2.1 To secure the repayment of the Principal Sum and the Interest Amount, the Executive shall pledge to the Company any shares of the Common Stock of the Company, no par value, which may be acquired on or after the date hereof by the Executive (whether or not acquired using the proceeds of the loan made hereunder)(the "Pledged Shares"). Shares acquired by the Executive which are subject to restrictions on transfer ("Restricted Shares") shall be deemed Pledged Shares immediately upon the lapse of such restrictions. To perfect such security interest, the Executive shall deliver to the Company immediately upon receipt any stock certificates representing any Pledged Shares (or, with respect to Restricted Shares which were being held in escrow until the restrictions lapsed, the Executive shall direct that such Restricted Shares be delivered to the Company by the escrow agent immediately upon the lapse of the applicable restrictions). All stock certificates delivered by the Executive (or by such escrow agent) to the Company hereunder shall be accompanied by stock powers duly endorsed in blank and medallion signature guaranteed. Until such time, if any, that the Company forecloses on the Pledged Shares, the Executive shall be entitled to retain cash dividends and cash distributions (if any) in respect of, and any voting rights incident to, the Pledged Shares.

     2.2 The Executive acknowledges and agrees that the loan made hereunder is a full-recourse loan, and if the value of the Pledged Shares is not sufficient to repay the Principal Sum and the Interest Amount, the Executive shall be liable to the Company for the repayment in full on the Repayment Date of the Principal Sum and the Interest Amount.

     2.3 Each stock certificate evidencing Pledged Shares shall be held by the Company until the Principal Sum and the Interest Amount has been paid in full.

                                   ARTICLE 3
                                 Miscellaneous
                                ---------------

     3.1 This Agreement shall be binding upon and inure to the benefit of the heirs and representatives of the Executive and the successors and assigns of the Company. The Company shall require any successor (whether direct or indirect, by purchase, merger, reorganization, consolidation, acquisition of assets or stock, liquidation or otherwise), by agreement in form and substance reasonably satisfactory to Executive, expressly to assume and agree to perform this Agreement. Regardless whether such an agreement is executed, this Agreement shall be binding upon any successor of the Company.

     3.2 This Agreement contains the entire understanding between the parties hereto with respect to the subject matter set forth herein, but in no way supersedes the Severance Agreement. This Agreement may be modified only by means of a written agreement signed by both parties.

     3.3 The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement.

     3.4 This Agreement may be executed in several counterparts each of which shall be deemed an original.

     3.5 The validity, interpretation, construction and performance of this Agreement shall be governed by the laws of the Commonwealth of Pennsylvania.

     3.6 All disputes and controversies arising out of or relating to this Loan Agreement, or any breach thereof, will be settled by arbitration administered by the American Arbitration Association in accordance with its Commercial Arbitration Rules then in effect. An arbitral award will be final and binding on both parties hereto and may be enforced by any court or judicial authority having competent jurisdiction over either party or its assets against whom the arbitral award is to be enforced.

IN WITNESS WHEREOF, the parties have duly executed this Agreement.

SERVICEWARE, INC.                          EXECUTIVE

/s/ Mark S. Tapling                        /s/ Richard Koloski
----------------------------               -------------------------------
Mark Tapling, President                    Richard Koloski

                                 LOAN AGREEMENT


     THIS AGREEMENT is made as of this 29 day of February, 2000, by and between SERVICEWARE, INC., a Pennsylvania corporation (the "Company") located in Oakmont, Pennsylvania, and RICHARD JOSLIN, an individual residing at 3016 HYLAND DRIVE; IRWIN, PA 15642 (the "Executive").

     WHEREAS, the Company and the Executive desire that the Company loan to the Executive the sum of $75,000.00 in accordance with the terms and conditions set forth herein;

     NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:


                                   ARTICLE 1

                                      Loan

     1.1 The Company hereby loans to the Executive the sum of $75,000.00 (the "Principal Sum"). The Principal Sum, together with interest (the "Interest Amount") compounded semiannually at an interest rate ("Standard Rate") equal to 6.11%, which is the "applicable Federal rate" in effect under Section 1274(d) of the Internal Revenue Code of 1986, as amended, on the date of this Note, shall be repaid in a single installment on FEBRUARY 29, 2003 (the "Repayment Date"), subject to the provisions of Section 1.2.

     1.2 In the event that, prior to the date which is thirty days before the Repayment Date, the Executive terminates his employment with the Company, or his employment is terminated by the Company, for any reason, then the Repayment Date shall be thirty days following the date of such termination.


                                   ARTICLE 2

                                Pledge of Shares

     2.1 To secure the repayment of the Principal Sum and the Interest Amount, the Executive shall pledge to the Company any shares of the Common Stock of the Company, no par value, which may be acquired on or after the date hereof by the Executive (whether or not acquired using the proceeds of the loan made hereunder) (the "Pledged Shares"). Shares acquired by the Executive which are subject to restrictions on transfer ("Restricted Shares") shall be deemed Pledged Shares immediately upon the lapse of such restrictions. To perfect such security interest, the Executive shall deliver to the Company immediately upon receipt any stock certificates representing any Pledged Shares (or, with respect to Restricted Shares which were being held in escrow until the restrictions lapsed, the Executive shall direct that such Restricted Shares be delivered to the Company by the escrow agent immediately upon the lapse of the applicable restrictions). All stock certificates delivered by the Executive (or by such escrow agent) to the Company hereunder shall be accompanied by stock powers duly endorsed in blank and medallion signature guaranteed. Until such time, if any, that the Company forecloses on the Pledged Shares, the Executive shall be entitled to retain cash dividends and cash distributions (if any) in respect of, and any voting rights incident to, the Pledged Shares.

     2.2 The Executive acknowledges and agrees that the loan made hereunder is a full-recourse loan, and if the value of the Pledged Shares is not sufficient to repay the Principal Sum and the Interest Amount, the Executive shall be liable to the Company for the repayment in full on the Repayment Date of the Principal Sum and the Interest Amount.

     2.3 Each stock certificate evidencing Pledged Shares shall be held by the Company until the Principal Sum and the Interest Amount has been paid in full.


                                   ARTICLE 3

                                 Miscellaneous

     3.1 This Agreement shall be binding upon the inure to the benefit of the heirs and representatives of the Executive and the successors and assigns of the Company. The Company shall require any successor (whether direct or indirect, by purchase, merger, reorganization, consolidation, acquisition of assets or stock, liquidation or otherwise), by agreement in form and substance reasonably satisfactory to Executive, expressly to assume and agree to perform this Agreement. Regardless whether such an agreement is executed, this Agreement shall be binding upon any successor of the Company.

     3.2 This Agreement contains the entire understanding between the parties hereto with respect to the subject matter set forth herein, but in no way supersedes the Severance Agreement. This Agreement may be modified only by means of a written agreement signed by both parties.

     3.3 The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement.

     3.4 This Agreement may be executed in several counterparts each of which shall be deemed an original.

     3.5 The validity, interpretation, construction and performance of this Agreement shall be governed by the laws of the Commonwealth of Pennsylvania.

     3.6 All disputes and controversies arising out of or relating to this Loan Agreement, or any breach thereof, will be settled by arbitration administered by the American Arbitration Association in accordance with its Commercial Arbitration Rules then in effect. An arbitral award will be final and binding on both parties hereto and may be enforced by any court or judicial authority having competent jurisdiction over either party or its assets against whom the arbitral award is to be enforced.

IN WITNESS WHEREOF, the parties have duly executed this Agreement.


SERVICEWARE, INC.                                 EXECUTIVE

/s/ Mark Tapling                                  By: /s/ Richard Joslin
---------------------------                       ---------------------------
MARK TAPLING, PRESIDENT                           RICHARD JOSLIN

                                 LOAN AGREEMENT

     THIS AGREEMENT is made as of this 31 day of January, 2000, by and between SERVICEWARE, INC., a Pennsylvania corporation (the "Company") located in Oakmont, Pennsylvania, and RICHARD JOSLIN, an individual residing at 3016 HYLAND DRIVE; IRWIN, PA 15642 (the "Executive").

     WHEREAS, the Company and the Executive desire that the Company loan to the Executive the sum of $50,395.00 in accordance with the terms and conditions set forth herein;

     NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

                                   ARTICLE 1

                                      Loan

     1.1 The Company hereby loans to the Executive the sum of $50,395.00 (the "Principal Sum"). The Principal Sum, together with interest (the "Interest Amount") compounded semiannually at an interest rate ("Standard Rate") equal to 5.80%, which is the "applicable Federal rate" in effect under Section 1274(d) of the Internal Revenue Code of 1986, as amended, on the date of this Note, shall be repaid in a single installment on JANUARY 31, 2003 (the "Repayment Date"), subject to the provisions of Section 1.2.

     1.2 In the event that, prior to the date which is thirty days before the Repayment Date, the Executive terminates his employment with the Company, or his employment is terminated by the Company, for any reason, then the Repayment Date shall be thirty days following the date of such termination.

                                   ARTICLE 2

                                Pledge of Shares

     2.1 To secure the repayment of the Principal Sum and the Interest Amount, the Executive shall pledge to the Company any shares of the Common Stock of the Company, no par value, which may be acquired on or after the date hereof by the Executive (whether or not acquired using the proceeds of the loan made hereunder) (the "Pledged Shares"). Shares acquired by the Executive which are subject to restrictions on transfer ("Restricted Shares") shall be deemed Pledged Shares immediately upon the lapse of such restrictions. To perfect such security interest, the Executive shall deliver to the Company immediately upon receipt any stock certificates representing any Pledged Shares (or, with respect to Restricted Shares which were being held in escrow until the restrictions lapsed, the Executive shall direct that such Restricted Shares be delivered to the Company by the escrow agent immediately upon the lapse of the applicable restrictions). All stock certificates delivered by the Executive (or by such escrow agent) to the Company hereunder shall be accompanied by stock powers duly endorsed in blank and medallion signature guaranteed. Until such time, if any, that the Company forecloses on the Pledged Shares, the Executive shall be entitled to retain cash dividends and cash distributions (if any) in respect of, and any voting rights incident to, the Pledged Shares.

     2.2 The Executive acknowledges and agrees that the loan made hereunder is a full-recourse loan, and if the value of the Pledged Shares is not sufficient to repay the Principal Sum and the Interest Amount, the Executive shall be liable to the Company for the repayment in full on the Repayment Date of the Principal Sum and Interest Amount.

     2.3 Each stock certificate evidencing Pledged Shares shall be held by the Company until the Principal Sum and the Interest Amount has been paid in full.


                                   ARTICLE 3
                                 Miscellaneous

     3.1 This Agreement shall be binding upon and inure to the benefit of the heirs and representatives of the Executive and the successors and assigns of the Company. The Company shall require any successor (whether direct or indirect, by purchase, merger, reorganization, consolidation, acquisition of assets or stock, liquidation or otherwise), by agreement in form and substance reasonably satisfactory to Executive, expressly to assume and agree to perform this Agreement. Regardless whether such an agreement is executed, this Agreement shall be binding upon any successor of the Company.

     3.2 This Agreement contains the entire understanding between the parties hereto with respect to the subject matter set forth herein, but in no way supersedes the Severance Agreement. This Agreement may be modified only by means of a written agreement signed by both parties.

     3.3 The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement.

     3.4 This Agreement may be executed in several counterparts each of which shall be deemed an original.

     3.5 The validity, interpretation, construction and performance of this Agreement shall be governed by the laws of the Commonwealth of Pennsylvania.

     3.6 All disputes and controversies arising out of or relating to this Loan Agreement, or any breach thereof, will be settled by arbitration administered by the American Arbitration Association in accordance with its Commercial Arbitration Rules then in effect. An arbitral award will be final and binding on both parties hereto and may be enforced by any court or judicial authority having competent jurisdiction over either party or its assets against whom the arbitral award is to be enforced.

IN WITNESS WHEREOF, the parties have duly executed this Agreement.

SERVICEWARE, INC.                       EXECUTIVE



/s/ Mark Tapling                        By: /s/ Richard Joslin
-------------------------               -------------------------
MARK TAPLING, PRESIDENT                 RICHARD JOSLIN

                                 LOAN AGREEMENT


         THIS AGREEMENT is made as of this 31 day of January, 2000, by and between SERVICEWARE, INC., a Pennsylvania corporation (the "Company") located in Oakmont, Pennsylvania, and Mark Finkel, an individual residing at 182 Hillside Avenue, Englewood NJ, 07631 (the "Executive").

         WHEREAS, the Company and the Executive desire that the Company loan to the Executive the sum of $750,000 in accordance with the terms and conditions set forth herein;

         NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

                                    ARTICLE 1
                                      Loan

         1.1 The Company hereby loans to the Executive the sum of $750,000 (the "Principal Sum"). The Principal Sum, together with interest (the "Interest Amount") compounded semiannually at an interest rate ("Standard Rate") equal to 5.8% which is the "applicable Federal rate" in effect under Section 1274(d) of the Internal Revenue Code of 1986, as amended, on the date of this Note, shall be repaid in a single installment on January 31, 2003(the "Repayment Date"), subject to the provisions of Section 1.2.

         1.2 In the event that, prior to the date which is thirty days before the Repayment Date, the Executive terminates his employment with the Company, or his employment is terminated by the Company, for any reason, then the Repayment Date shall be thirty days following the date of such termination.


                                    ARTICLE 2
                                Pledge of Shares

         2.1 To secure the repayment of the Principal Sum and the Interest Amount, the Executive shall pledge to the Company any shares of the Common Stock of the Company, no par value, which may be acquired on or after the date hereof by the Executive (whether or not acquired using the proceeds of the loan made hereunder) (the "Pledged Shares"). Shares acquired by the Executive which are subject to restrictions on transfer ("Restricted Shares") shall be deemed Pledged Shares immediately upon the lapse of such restrictions. To perfect such security interest, the Executive shall deliver to the Company immediately upon receipt any stock certificates representing any Pledged Shares (or, with respect to Restricted Shares which were being held in escrow until the restrictions lapsed, the Executive shall direct that such Restricted Shares be delivered to the Company by the escrow agent immediately upon the lapse of the applicable restrictions). All stock certificates delivered by the Executive (or by such escrow agent) to the Company hereunder shall be accompanied by stock powers duly endorsed in blank and medallion signature guaranteed. Until such time, if any, that the Company forecloses on the Pledged Shares, the Executive shall be entitled to retain cash dividends and cash distributions (if any) in respect of, and any voting rights incident to, the Pledged Shares.

         2.2 The Executive acknowledges and agrees that the loan made hereunder is a full-recourse loan, and if the value of the Pledged Shares is not sufficient to repay the Principal Sum and the Interest Amount, the Executive shall be liable to the Company for the repayment in full on the Repayment Date of the Principal Sum and the Interest Amount.

         2.3 Each stock certificate evidencing Pledged Shares shall be held by the Company until the Principal Sum and the Interest Amount has been paid in full.


                                    ARTICLE 3
                                  Miscellaneous

         3.1 This Agreement shall be binding upon and inure to the benefit of the heirs and representatives of the Executive and the successors and assigns of the Company. The Company shall require any successor (whether direct or indirect, by purchase, merger, reorganization, consolidation, acquisition of assets or stock, liquidation or otherwise), by agreement in form and substance reasonably satisfactory to Executive, expressly to assume and agree to perform this Agreement. Regardless whether such an agreement is executed, this Agreement shall be binding upon any successor of the Company.

         3.2 This Agreement contains the entire understanding between the parties hereto with respect to the subject matter set forth herein, but in no way supersedes the Severance Agreement. This Agreement may be modified only by means of a written agreement signed by both parties.

         3.3 The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement.

         3.4 This Agreement may be executed in several counterparts each of which shall be deemed an original.

         3.5 The validity, interpretation, construction and performance of this Agreement shall be governed by the laws of the Commonwealth of Pennsylvania.

         3.6 All disputes and controversies arising out of or relating to this Loan Agreement, or any breach thereof, will be settled by arbitration administered by the American Arbitration Association in accordance with its Commercial Arbitration Rules then in effect. An arbitral award will be final and binding on both parties hereto and may be enforced by any court or judicial authority having competent jurisdiction over either party or its assets against whom the arbitral award is to be enforced.

         IN WITNESS WHEREOF, the parties have duly executed this Agreement.

SERVICEWARE, INC.                            EXECUTIVE


___________________________                  By:_____________________________
MARK TAPLING, PRESIDENT                      MARK FINKEL

                                 LOAN AGREEMENT

         THIS AGREEMENT is made as of this 29 day of February, 2000, by and between SERVICEWARE, INC., a Pennsylvania corporation (the "Company") located in Oakmont, Pennsylvania, and SUSIE SEDLACEK, an individual residing at 151 EAST CREEK DRIVE; MENLO PARK, CA 94025 (the "Executive").

         WHEREAS, the Company and the Executive desire that the Company loan to the Executive the sum of $75,000 in accordance with the terms and conditions set forth herein;

         NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

                                    ARTICLE 1
                                      Loan

         1.1 The Company hereby loans to the Executive the sum of $75,000 (the "Principal Sum"). The Principal Sum, together with interest (the "Interest Amount") compounded semiannually at an interest rate ("Standard Rate") equal to 6.11%, which is the "applicable Federal rate" in effect under Section 1274(d) of the Internal Revenue Code of 1986, as amended, on the date of this Note, shall be repaid in a single installment on FEBRUARY 29, 2003 (the "Repayment Date"), subject to the provisions of Section 1.2.

         1.2 In the event that, prior to the date which is thirty days before the Repayment Date, the Executive terminates his employment with the Company, or his employment is terminated by the Company, for any reason, then the Repayment Date shall be thirty days following the date of such termination.


                                    ARTICLE 2
                                Pledge of Shares

         2.1 To secure the repayment of the Principal Sum and the Interest Amount, the Executive shall pledge to the Company any shares of the Common Stock of the Company, no par value, which may be acquired on or after the date hereof by the Executive (whether or not acquired using the proceeds of the loan made hereunder) (the "Pledged Shares"). Shares acquired by the Executive which are subject to restrictions on transfer ("Restricted Shares") shall be deemed Pledged Shares immediately upon the lapse of such restrictions. To perfect such security interest, the Executive shall deliver to the Company immediately upon receipt any stock certificates representing any Pledged Shares (or, with respect to Restricted Shares which were being held in escrow until the restrictions lapsed, the Executive shall direct that such Restricted Shares be delivered to the Company by the escrow agent immediately upon the lapse of the applicable restrictions). All stock certificates delivered by the Executive (or by such escrow agent) to the Company hereunder shall be accompanied by stock powers duly endorsed in blank and medallion signature guaranteed. Until such time, if any, that the Company forecloses on the Pledged Shares, the Executive shall be entitled to retain cash dividends and cash distributions (if any) in respect of, and any voting rights incident to, the Pledged Shares.

         2.2 The Executive acknowledges and agrees that the loan made hereunder is a full-recourse loan, and if the value of the Pledged Shares is not sufficient to repay the Principal Sum and the Interest Amount, the Executive shall be liable to the Company for the repayment in full on the Repayment Date of the Principal Sum and the Interest Amount.

         2.3 Each stock certificate evidencing Pledged Shares shall be held by the Company until the Principal Sum and the Interest Amount has been paid in full.

                                    ARTICLE 3
                                  Miscellaneous

         3.1 This Agreement shall be binding upon and inure to the benefit of the heirs and representatives of the Executive and the successors and assigns of the Company. The Company shall require any successor (whether direct or indirect, by purchase, merger, reorganization, consolidation, acquisition of assets or stock, liquidation or otherwise), by agreement in form and substance reasonably satisfactory to Executive, expressly to assume and agree to perform this Agreement. Regardless whether such an agreement is executed, this Agreement shall be binding upon any successor of the Company.

         3.2 This Agreement contains the entire understanding between the parties hereto with respect to the subject matter set forth herein, but in no way supersedes the Severance Agreement. This Agreement may be modified only by means of a written agreement signed by both parties.

         3.3 The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement.

         3.4 This Agreement may be executed in several counterparts each of which shall be deemed an original.

         3.5 The validity, interpretation, construction and performance of this Agreement shall be governed by the laws of the Commonwealth of Pennsylvania.

         3.6 All disputes and controversies arising out of or relating to this Loan Agreement, or any breach thereof, will be settled by arbitration administered by the American Arbitration Association in accordance with its Commercial Arbitration Rules then in effect. An arbitral award will be final and binding on both parties hereto and may be enforced by any court or judicial authority having competent jurisdiction over either party or its assets against whom the arbitral award is to be enforced.

IN WITNESS WHEREOF, the parties have duly executed this Agreement.

SERVICEWARE, INC.                            EXECUTIVE


___________________________                  By:_____________________________
MARK TAPLING, PRESIDENT                      SUSIE SEDLACEK

                                 LOAN AGREEMENT

         THIS AGREEMENT is made as of this 31 day of January, 2000, by and between SERVICEWARE, INC., a Pennsylvania corporation (the "Company") located in Oakmont, Pennsylvania, and SUSIE SEDLACEK, an individual residing at 151 EAST CREEK DRIVE; MENLO PARK, CA 94025 (the "Executive").

         WHEREAS, the Company and the Executive desire that the Company loan to the Executive the sum of $63,750 in accordance with the terms and conditions set forth herein;

         NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

                                    ARTICLE 1
                                      Loan

         1.1 The Company hereby loans to the Executive the sum of $63,750 (the "Principal Sum"). The Principal Sum, together with interest (the "Interest Amount") compounded semiannually at an interest rate ("Standard Rate") equal to 5.80%, which is the "applicable Federal rate" in effect under Section 1274(d) of the Internal Revenue Code of 1986, as amended, on the date of this Note, shall be repaid in a single installment on JANUARY 31, 2003 (the "Repayment Date"), subject to the provisions of Section 1.2.

         1.2 In the event that, prior to the date which is thirty days before the Repayment Date, the Executive terminates his employment with the Company, or his employment is terminated by the Company, for any reason, then the Repayment Date shall be thirty days following the date of such termination.


                                    ARTICLE 2
                                Pledge of Shares

         2.1 To secure the repayment of the Principal Sum and the Interest Amount, the Executive shall pledge to the Company any shares of the Common Stock of the Company, no par value, which may be acquired on or after the date hereof by the Executive (whether or not acquired using the proceeds of the loan made hereunder) (the "Pledged Shares"). Shares acquired by the Executive which are subject to restrictions on transfer ("Restricted Shares") shall be deemed Pledged Shares immediately upon the lapse of such restrictions. To perfect such security interest, the Executive shall deliver to the Company immediately upon receipt any stock certificates representing any Pledged Shares (or, with respect to Restricted Shares which were being held in escrow until the restrictions lapsed, the Executive shall direct that such Restricted Shares be delivered to the Company by the escrow agent immediately upon the lapse of the applicable restrictions). All stock certificates delivered by the Executive (or by such escrow agent) to the Company hereunder shall be accompanied by stock powers duly endorsed in blank and medallion signature guaranteed. Until such time, if any, that the Company forecloses on the Pledged Shares, the Executive shall be entitled to retain cash dividends and cash distributions (if any) in respect of, and any voting rights incident to, the Pledged Shares.

         2.2 The Executive acknowledges and agrees that the loan made hereunder is a full-recourse loan, and if the value of the Pledged Shares is not sufficient to repay the Principal Sum and the Interest Amount, the Executive shall be liable to the Company for the repayment in full on the Repayment Date of the Principal Sum and the Interest Amount.

         2.3 Each stock certificate evidencing Pledged Shares shall be held by the Company until the Principal Sum and the Interest Amount has been paid in full.

                                    ARTICLE 3
                                  Miscellaneous

         3.1 This Agreement shall be binding upon and inure to the benefit of the heirs and representatives of the Executive and the successors and assigns of the Company. The Company shall require any successor (whether direct or indirect, by purchase, merger, reorganization, consolidation, acquisition of assets or stock, liquidation or otherwise), by agreement in form and substance reasonably satisfactory to Executive, expressly to assume and agree to perform this Agreement. Regardless whether such an agreement is executed, this Agreement shall be binding upon any successor of the Company.

         3.2 This Agreement contains the entire understanding between the parties hereto with respect to the subject matter set forth herein, but in no way supersedes the Severance Agreement. This Agreement may be modified only by means of a written agreement signed by both parties.

         3.3 The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement.

         3.4 This Agreement may be executed in several counterparts each of which shall be deemed an original.

         3.5 The validity, interpretation, construction and performance of this Agreement shall be governed by the laws of the Commonwealth of Pennsylvania.

         3.6 All disputes and controversies arising out of or relating to this Loan Agreement, or any breach thereof, will be settled by arbitration administered by the American Arbitration Association in accordance with its Commercial Arbitration Rules then in effect. An arbitral award will be final and binding on both parties hereto and may be enforced by any court or judicial authority having competent jurisdiction over either party or its assets against whom the arbitral award is to be enforced.

IN WITNESS WHEREOF, the parties have duly executed this Agreement.

SERVICEWARE, INC.                            EXECUTIVE


___________________________                  By:_____________________________
MARK TAPLING, PRESIDENT                      SUSIE SEDLACEK